UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIGBEAR.AI HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

Payment of Filing Fee (check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025

**You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.**

**BIGBEAR.AI HOLDINGS, INC.**
**c/o Continental Proxy Services**
1 State Street, New York NY 10004

**BIGBEAR.AI HOLDINGS, INC.**
7950 Jones Branch Drive
McLean, Virginia 22102

# NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on
December 1, 2025

*Shareholders are cordially invited to attend the Virtual Special Meeting and to vote on the Internet or any Mobile device.

Dear Shareholder,

The 2025 Special Meeting of Shareholders of BigBear.ai Holdings, Inc. will be conducted virtually over the Internet. You will be able to attend the special meeting, vote your shares electronically and submit your questions during the live webcast of the meeting being held on December 1, 2025, at 8:00 AM (Eastern Time) by visiting http://www.cstproxy. com/bigbearai/ sms2025.

Proposals to be considered at the Special Meeting:

(1) To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 500,000,000 to 1,000,000,000;

(2) To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

The Board of Directors recommends a vote "FOR" Proposal 1 and Proposal 2.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

**Vote at the Meeting –**
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting

***Vote Your Proxy on the Internet:***
**Go to http://www.cstproxyvote.com**
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

**To view the Proxy Materials and attend the special meeting, please go to:**
**http://www.cstproxy.com/bigbearai/sms2025**

2025 BIGBEAR.AI HOLDINGS, INC. 7950 Jones Branch Drive, McLean, Virginia 22102 Important Notice Regarding the Availability of Proxy Materials For the Special Meeting of Shareholders to be Held On December 1, 2025 The http://www. following cstproxy. Proxy Materials com/bigbearai/sms2025 are available to you to review at:—the Company’s 2025 Special Meeting Proxy Statement.—the Proxy Card.—any amendments to the foregoing materials that are required to be furnished to shareholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before November 17, 2025 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 917-262-2373, or By logging on to http://www.cstproxy.com/bigbearai/sms2025 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.